Share premium	12 Months Ended
Dec. 31, 2019
Share Premium Abstract
Share premium
Share premium
Share premium includes the amount paid up by the Bank’s shareholders in capital issues in excess of the par value.
The Spanish Limited Liability Companies Law expressly permits the use of the share premium account balance to increase capital at the entities at which it is recognised and does not establish any specific restrictions as to its use.
The change in the balance of Share premium corresponds to the capital increases detailed in Note 31.a). The increase in 2017 is the result of the capital increase of EUR 6,343 million approved on 3 July 2017 and the reduction of EUR 48 million is due the capital increases charge to reserve arising from the Santander Diviendo Elección program.
The decrease produced in 2018 was a consequence of the decrease of EUR 50 million to cope with the capital increase due to Santander Dividendo Elección program.
The increased produced in 2019 is a consequence of the increase of EUR 1,491 million to cope with the capital increase for the acquisition of Banco Santander México, S.A, Institución de Banca Múltiple, Grupo Financiero Santander México shares on September 10,2019.
Also, in 2019, and an amount of EUR 38 million was transferred from the Share premium account to the Legal reserve (2018: EUR 10 million; 2017: EUR 154 million) (see note 33.b.i).